Exhibit 99.1

GFI GROUP INC. WITHDRAWS SENIOR NOTES OFFERING

NEW YORK (August 20, 2010) — GFI Group Inc. (NASDAQ: GFIG) announced today that it has decided to withdraw the previously announced offering of senior notes at this time while the Company and its advisors assess certain alternative structures.  The Company may elect to undertake an offering of senior notes at a later date or dates, subject to market and other conditions.

Michael Gooch, Chairman and Chief Executive Officer, said “The decision to withdraw at this time was based on the careful consideration of a number of factors, including alternative structures that have been proposed by potential investors.  GFI has recently obtained an investment grade rating from two ratings agencies and we opportunistically sought to take advantage of the low long term interest rates in the treasury market.  This offering was intended to provide the Company with access to long term fixed rate capital on favorable terms but was not intended for our short-term requirements and our decision to withdraw this particular offering at this time and consider alternative structures has no impact on our current liquidity where we have significant excess liquid capital.”

This press release does not constitute an offer to sell or the solicitation of an offer to buy senior notes described herein, nor shall there be any sale of the senior notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Safe Harbor for Forward-Looking and Cautionary Statements

Certain matters discussed in this press release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “estimate,” “may,” “might,” “intend,” “expect” and similar expressions identify such forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of GFI Group Inc. (the “Company”) and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with: economic, political and market factors affecting trading volumes; securities prices or demand for the Company’s brokerage services; competition from current and new competitors; the Company’s ability to attract and retain key personnel, including highly-qualified brokerage personnel; the Company’s ability to identify and develop new products and markets; changes in laws and regulations governing the Company’s business and operations or permissible activities; the Company’s ability to manage its international operations; financial difficulties experienced by the Company’s customers or key participants in the markets in which the Company focuses its brokerage services; the Company’s ability to keep up with technological changes; uncertainties relating to litigation; the Company’s ability to assess and integrate acquisition prospects; conditions in the capital and financial markets and the satisfaction of customary closing conditions related to the offering. Further information about factors that could affect the Company’s financial and other results is included in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About GFI Group

GFI Group Inc. (NASDAQ: GFIG) is a leading provider of wholesale brokerage, electronic execution and trading support products for global financial markets. GFI Group Inc. provides brokerage services, market data, trading platform and analytics software products to institutional clients in markets for a range of fixed income, financial, equity and commodity instruments.

Contact:

Investor Relations Contact:

Christopher Giancarlo

Executive Vice President - Corporate Development

investorinfo@gfigroup.com

Chris Ann Casaburri

Investor Relations Manager

212-968-4167

chris.casaburri@gfigroup.com

Media Contact:

Patricia Gutierrez

Vice President - Public Relations

212-968-2964

patricia.gutierrez@gfigroup.com